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                                                                   EXHIBIT 10.15


                                  AMENDMENT TO
                         FINANCIAL CONSULTING AGREEMENT

         THIS AMENDMENT TO FINANCIAL CONSULTING AGREEMENT (this "Amendment"), is made and entered into as of January 1, 2000 and amends that certain Financial Consulting Agreement, dated as of December 31, 1996 (the "Agreement"), by and between THE HALLWOOD GROUP INCORPORATED, a Delaware corporation ("Hallwood Group") and HSC FINANCIAL CORPORATION, a Liberian corporation (the "Consultant").

                                    RECITALS

         WHEREAS, the parties to the Agreement desire to amend the Agreement;
and

         WHEREAS, Section 9(h) of the Agreement provides that the parties may amend the Agreement.

         NOW, THEREFORE, In consideration of the mutual undertakings and agreements contained in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                   AGREEMENT

         1. Amendment. Section 6(A) of the Agreement is hereby amended in its entirety as follows:

         "A. As compensation for the Consultant's services, Hallwood Group agrees to pay to the Consultant an annual fee of Four Hundred Ninety Five Thousand Dollars ($495,000), payable in monthly installments of Forty One Thousand Two Hundred Fifty Dollars ($41,250) on the first day of each month."

         2. Continuation of Agreement. The Agreement shall continue in full force and effect, as amended by this Amendment.

         3. Counterparts. This Amendment may be executed in multiple counterparts, all of which shall be deemed originals, but all of which together shall constitute one and the same instrument.



                            [SIGNATURE PAGE FOLLOWS]

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         IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment as of the date first above written.

                                       HALLWOOD GROUP:

Address:                               THE HALLWOOD GROUP INCORPORATED
3710 Rawlins
Suite 1500
Dallas, Texas 75219                    By: /s/ MELVIN J. MELLE
                                          --------------------------------------
                                       Name: Melvin J. Melle
                                          --------------------------------------
                                       Title: Vice President
                                          --------------------------------------


                                       CONSULTANT:

Address:                               HSC FINANCIAL CORPORATION
24, Avenue Princesse Grace
Monte-Carlo MC 98000
Principality of Monaco                 By: /s/ ANTHONY J. GUMBINER
                                          --------------------------------------
                                       Name: Anthony J. Gumbiner
                                          --------------------------------------
                                       Title: President
                                          --------------------------------------

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